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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   April 27, 1998


                              CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


          California                     0-18225                  77-0059951
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


     170 West Tasman Drive, San Jose, California                  95134
     (Address of principal executive offices)                  (Zip Code)


Company's telephone number, including area code:   (408) 526-4000


         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

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The Company has adopted Statement of Financial Accounting Standards(SFAS) No.
128. This Statement requires the presentation of basic and diluted net income per share. Basic net income per common share is computed using the weighted average number of common shares outstanding during the period. Diluted net income per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period. Dilutive common equivalent shares consist of stock options. The Company has restated all prior period per share data presented as required by SFAS No. 128. Restated numbers as computed using the diluted method under SFAS No. 128 approximate those computed using the primary method as defined in Accounting Principals Board Opinion No. 15.

Share and per share data presented reflect a three-for-two split, which was effective on December 16, 1997.

The following table presents the restated annual EPS (in thousands, except per share amounts):


                                               1997            1996            1995             1994
                                            ----------      ----------      ----------       ----------
                                                                     UNAUDITED
                                            -----------------------------------------------------------

Net income                                  $1,048,679      $  913,324      $  456,489       $  322,981
                                            ----------      ----------      ----------       ----------

Weighted-average shares--basic                 990,657         958,020         911,635          864,016
                                            ----------      ----------      ----------       ----------
Effect of dilutive securities:
  Employee stock options                        43,369          35,365          38,529           30,793
                                            ----------      ----------      ----------       ----------

Weighted-average shares--diluted             1,034,026         993,385         950,164          894,809
                                            ==========      ==========      ==========       ==========
Net income per share--Basic                 $     1.06      $     0.95      $     0.50       $     0.37
                                            ==========      ==========      ==========       ==========
Net income per share--Diluted               $     1.01      $     0.92      $     0.48       $     0.36
                                            ==========      ==========      ==========       ==========


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The following tables summarize the quarterly data for the first quarter of fiscal 1998, and for fiscal years 1997 and 1996 (in thousands, except per share amounts):


                           Oct. 25,    Jul. 26,     Apr. 26    Jan. 25,    Oct. 26,    Jul. 28,    Apr. 28     Jan. 28,    Oct. 29,
                             1997        1997        1997        1997        1996        1996        1996        1996        1995
                          ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                          (Unaudited)
                          ----------------------------------------------------------------------------------------------------------

Net income                $  336,535  $  150,957  $  378,321  $  338,459  $  180,942  $  276,551  $  245,649  $  209,737  $  181,387
                          ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Weighted-average
shares--basic              1,009,192     999,943     996,017     988,109     978,180     971,451     971,966     966,018     945,777
                          ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Effect of dilutive
securities:
Employee stock options        47,394      43,271      36,660      47,347      46,198      42,756      32,974      33,248      32,484
                          ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Weighted-average
shares--diluted            1,056,586   1,043,214   1,032,677   1,035,456   1,024,378   1,014,207   1,004,940     999,266     978,261
                          ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Net income per share
  --Basic                 $      .33  $     0.15  $     0.38  $     0.34  $     0.18  $     0.28  $     0.25  $     0.22  $     0.19
                          ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Net income per share
  --Diluted               $      .32  $     0.14  $     0.37  $     0.33  $     0.18  $     0.27  $     0.24  $     0.21  $     0.19
                          ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CISCO SYSTEMS, INC.



Dated:  April 27, 1998                 By: /s/ Larry R. Carter
                                           -------------------------------------
                                               Larry R. Carter, Vice President,
                                               Finance and Administration, Chief
                                               Financial Officer and Secretary